On September 2, 2009 at 3:30 P.M. eastern time, the Company will be a presenter at the Hodges Capital Management Annual Investment Forum in Dallas, Texas. A real-time broadcast of the presentation, as well as the replay, will be available on the TXI website at http://investorrelations.txi.com/events.cfm. The slides accompanying the presentation are attached and will also be available and archived on the website.

HODGES CAPITAL MANAGEMENT

11TH ANNUAL INVESTMENT FORUM

DALLAS

SEPTEMBER 2, 2009

FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries' business; changes in economic conditions specific to any one or more of Texas Industries' markets; the cyclical and seasonal nature of Texas Industries' business; the level of construction activity in Texas Industries' markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries' reports on SEC Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas Industries assumes no obligation to publicly update such statements.

A BUILDING MATERIALS COMPANY

- Cement, Aggregate and Concrete
- Used in all types of construction
- Cement accounts for approximately 75% of earnings

PRIMARY EARNINGS DRIVERS

- Cement Capacity Expansion Projects (millions of tons)

FY07 Total Capacity	***5.0***
California expansion	1.0
Central Texas expansion	1.4
North Texas incremental production	0.5
Targeted Capacity	***7.9***

- Margin Expansion
  - Efficiency improvements
  - All operations
- The timing for the projects and their related benefits have been deferred by the economic downturn
- TXI's strategy remains intact

NORTH TEXAS CEMENT PLANT



QUARRY



CEMENT PLANT KILN



READY-MIX CONCRETE



CENTRAL TEXAS CEMENT PLANT



NEW CALIFORNIA CEMENT PLANT



STONE PLANT IN OKLAHOMA



DRIVERS OF CEMENT DEMAND

PUBLIC WORKS – 50%



RESIDENTIAL – 25%



NON-RESIDENTIAL – 25%



FAVORABLE INDUSTRY STRUCTURE

FAVORABLE INDUSTRY STRUCTURE

- U. S. cement consumption has historically exceeded domestic production capacity

U.S. CEMENT CONSUMPTION AND PRODUCTION 1995 - 2008



US Cement Consumption and Production
150
140
130
120
110
100
90
80
70
(mm tons)
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Consumption
Production

FAVORABLE INDUSTRY STRUCTURE

- U. S. cement consumption has historically exceeded domestic production capacity
- U.S. cement capacity and import terminals are largely owned or controlled by international producers
- Significant barriers to entry exist for new cement capacity
- Significant transportation costs lead to regional markets

TEXAS AND CALIFORNIA ATTRACTIVE LONG-TERM MARKETS

TEXAS AND CALIFORNIA ATTRACTIVE LONG-TERM MARKETS

- The two largest cement markets in the U.S.
- Account for almost 25% of cement consumption
- Receive the largest shares of federal transportation funding
- Favorable demographics
  - Large populations
  - Above average population growth rates

TEXAS CEMENT CONSUMPTION AND CAPACITY



Thousands of Tons
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
TX Consumption
TX Capacity

Source: PCA

TEXAS CONSTRUCTION
RESIDENTIAL AND NON-RESIDENTIAL


250
200
150
100
50
0
200
180
160
140
120
100
80
60
40
20
0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Residential Construction MM Starts Rt. Axis
Non-Residential Awards MM Sq. Ft. Lt. Axis

Source: Dodge

TEXAS CONSTRUCTION
NON-BUILDING AND HIGHWAY CONTRACT AWARDS


8
7
6
5
4
3
2
1
-
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Non-Building ($Bn)
Street & Highway ($Bn)

Source: Dodge

CALIFORNIA CEMENT CONSUMPTION AND CAPACITY


20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Thousands of Tons
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
CA Consumption
CA Capacity

Source: Portland Cement Association and U.S. Geological Survey

CALIFORNIA CONSTRUCTION RESIDENTIAL AND NON-RESIDENTIAL



250
200
150
100
50
0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Residential Construction MM Starts Rt. Axis
Non-Residential Awards MM Sq. Ft. Lt. Axis

Source: Dodge

CALIFORNIA CONSTRUCTION
NON-BUILDING AND HIGHWAY CONTRACT AWARDS


10
9
8
7
6
5
4
3
2
1
0
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Non-Building ($Bn)
Street & Highway ($Bn)

Source: Dodge

TEXAS MARKET – 1980, 2000 AND 2020


Texas Population and Cement Consumption
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Thousands
1980
2000
2020
(projected)
Texas Population
Texas Cement Consumption

Sources: U. S. Census Bureau, Portland Cement Association (PCA), USGS

CALIFORNIA MARKET – 1980, 2000 AND 2020



California Population and Cement Consumption
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Thousands
1980
2000
2020
(projected)
California Populaton
California Cement Consumption

Sources: U.S. Census Bureau, Portland Cement Association (PCA), USGS

STRONG COMPETITIVE POSITION

STRONG COMPETITIVE POSITIONS

- Texas
  - Accounts for approximately 80% of TXI sales
  - TXI is the largest cement supplier in the state
  - TXI is a low cost cement supplier
  - Aggregate and ready mix operations are concentrated in Texas
  - Largest expanded shale and clay supplier in Texas
- California
  - Cement plant expansion makes TXI one of the largest competitors in southern California
  - Expansion gives TXI low cost cement capacity

LOW COST OPERATIONS ARE KEY

High Productivity and Efficiency

	North Texas [1]	Old California [2]	New California [3]	Current Central Texas [4]	Current and New Central Texas [5]	PCA Comps [6]	PCA Best [6]
Labor Productivity							
Tons per man hour	6.0	2.6	6.1	2.8	6.4	3.6	5.8
Energy Efficiency							
Mmbtu / ton	3.2	5.0	2.5	3.7	2.6	3.3	2.0
Kwh / ton	118.6	164.6	115.0	124.6	110.0	136.0	115.0

Notes:

1 North Texas productivity from the dry kiln for the twelve months ended May 31, 2008

2 Old California productivity for the twelve months ended May 31, 2007

3 Expected California productivity for the new kiln at full capacity

4 Current Central Texas productivity for the twelve months ended May 31, 2008

5 Values reflect the expected combined operations of the current and new kilns at TXI's Central Texas plant

6 U.S. and Canadian Labor – Energy Input Survey, Portland Cement Association

CEMENT PLANT EXPANSIONS

CALIFORNIA CEMENT PLANT MODERNIZATION AND EXPANSION

- Commissioned May 2008
- Added 2.3 million tons of state-of-the-art annual cement capacity
- Replaced 1.3 million tons of 50 year old production capacity
- Combined benefit of more capacity and significantly increased production efficiencies
  - Compared to old plant
  - Should be fully realized when California construction recovers

CENTRAL TEXAS CEMENT PLANT EXPANSION

- Enhances TXI's market-leading position in Texas
- Adds 1.4 million tons of state-of-the-art cement capacity
- Existing .9 million ton cement facility will remain in operation
- Required permits and permissions are in place
- Completion of the project has been delayed due to market conditions

NORTH TEXAS CEMENT PLANT INCREMENTAL PRODUCTION

- The plant's current annual production capacity is 2.8 million tons
- We plan to increase capacity by .5 million tons annually
- The increased production will come from a series of projects to improve the kiln that was added in 2001
- Significant clinker production improvements have already been realized
- The incremental nature of the additional production should improve production efficiencies
- The project has been delayed due to market conditions
- We plan to complete this project when market conditions improve

CURRENT MARKET CONDITIONS

CURRENT ECONOMIC CONDITIONS

- The U.S. economy continues to contract – but at a slower pace
- After showing marked resilience through the summer of 2008, Texas economic activity began to slow during the fall of 2008
- The Texas economy continues to be one of the better economies in the nation
- California economic activity continues to be weak
- Credit markets remain very difficult but have begun to heal

INFRASTRUCTURE DEVELOPMENT

- The current federal stimulus program calls for approximately $27 - 30 billion to be invested in highways and bridges
- Total recent annual U.S. investment (all sources) in highways and bridges has approximated $75 billion
- Roadbuilding:
  - Creates jobs
  - Creates a foundation for further growth and development
- The federal government is motivated to put the money to work quickly
- Texas and California should receive stimulus funding for infrastructure projects of $2.25billion and $2.6 billion, respectively
- Federal funding for other infrastructure investment will help
- Highway construction in Texas should be a positive looking forward

ACTIONS IN A CHALLENGING ENVIRONMENT

- State-of-the-art cement capacity is now in place in California
- Two small kilns (600,000 tons of production capacity) were idled in October 2008 at the North Texas cement plant
- The Crestmore, California grinding facility was idled December 2008
- We are matching production to demand for all products
- Non-expansion capital expenditures have been reduced
- Construction on the Central Texas cement expansion project has been suspended
- Capital in aggregate operations has been redeployed from South Louisiana to Central Texas
- We are focused on continuing to reduce costs
- Employment has been reduced by approximately 25% since December 2007

FOCUS ON LIQUIDITY

- $200 MILLION BANK CREDIT LINE
  - Matures August 2012
  - Utilization at May 31, 2009 - $28 million of letters of credit
  - Amended bank credit line June 2009 to an Asset Based Lending (ABL) structure to eliminate maintenance covenants unless borrowing availability under the borrowing base is less than $40 million

- $550 MILLION 7.25% NOTES
  - Mature July 2013
  - $300 million add-on financing was completed in August 2008

- CAPITAL EXPENDITURES WILL DECLINE DRAMATICALLY IN FY 2010
  - Capital spending in FY2010 should range from $30 million to $40 million

EARNINGS POTENTIAL AND STRATEGY

EARNINGS POTENTIAL

	Shipments	Sales	Normalized Margin	Potential Operating Profit
	(Mill)	($Mill)		($Mill)
Cement (tons)	7.9	751	30%	225
Aggregates (tons)	25.0	200	20%	40
Ready-mix (yards)	4.5	405	9%	37
Other		130	20%	26
Combined Operating Profit				328
Corporate Expenses, Net				(30)
Depreciation				85
EBITDA				383
FY09 EBITDA				130

Note: Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and expected performance from new cement operations.

TXI'S STRATEGY REMAINS INTACT

- Expand TXI's most important business line – Cement
  - All projects are at existing sites
    - They utilize infrastructure already in place
    - The underlying permits are already in place
    - Growth is organic rather than through acquisitions
  - All projects are in attractive long-term markets
  - All projects should improve production efficiencies
  - All projects should reduce per ton emissions
- Expand and improve efficiencies in TXI's other business lines

ADDENDUM - RECONCILIATION EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME IN $ MILLIONS

	FY 2009
EBITDA Reconciled	
Net Income from Continuing Operations	17
Plus (minus):	
Interest	33
Income Taxes	(13)
Depreciation, Depletion & Amortization	68
Plus Goodwill Impairment	(59)
EBITDA	130

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, plus the goodwill impairment

EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.

It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.

EBITDA is not necessarily comparable to similarly titled measures used by other companies.

HODGES CAPITAL MANAGEMENT
11TH ANNUAL INVESTMENT FORUM

DALLAS
SEPTEMBER 2, 2009